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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/X/  Preliminary proxy statement
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 THE FLEX FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):   N/A

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[LOGO]
                                 THE FLEX-FUNDS
                                 THE GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 1996


A Special Meeting of Shareholders of the captioned Fund (the "Fund"), a series of The Flex-funds (the "Trust"), will be held on December 20, 1996 at the offices of the Fund, 6000 Memorial Drive, Dublin, Ohio 43017, at
10:30 A.M. for the purpose of considering and acting on the following proposals by the Board of Trustees of the Trust:

(1) With respect to the Growth Stock Portfolio (the "Portfolio"), a corresponding open-end management investment company having substantially the same investment objective, policies and restrictions as the Fund, to authorize the Trust to vote at a meeting of holders of interests in the Portfolio to (A) elect Trustees of the Portfolio, (B) ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants of the Portfolio, (C) approve the investment subadvisory agreement (as set forth in Appendix A to the accompanying proxy statement:) among the Portfolio, R. Meeder & Associates, Inc. and Sector Capital Management, L.L.C. ("Sector"), (D) approve the investment sub-subadvisory agreements (as set forth in Appendix B to the accompanying proxy statement) among the Portfolio, Sector and each of the sub-subadvisers described in the accompanying proxy statement, and (E) allow the Portfolio and Sector to enter into other investment sub-subadvisory agreements on behalf of the Portfolio without having such agreements be approved by holders of interests in the Portfolio or by shareholders of the Fund.

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The transfer books will not be closed, but only those shareholders of record at the close of business on November 4, 1996 will be entitled to vote at the meeting.

Shareholders are cordially invited to attend in person. If you plan to attend, please so indicate on the proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

By order of the Board of Trustees Robert S. Meeder, President


Dublin, Ohio November __, 1996

                        PLEASE RETURN PROXY IMMEDIATELY
                   TO PREVENT ADDITIONAL SOLICITATION EXPENSE

                                 PROXY STATEMENT

                               GENERAL INFORMATION


This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Trust Board" or the "Fund Trustees") of The Flex-funds (the "Trust") to be used at a Special Meeting (the "Meeting") of the shareholders of The Growth Fund (the "Fund"), a series of the Trust. The Meeting will be held at the offices of the Fund, 6000 Memorial Drive, Dublin, Ohio 43017 on December 20, 1996 at 10:30 a.m. for the purpose set forth in the accompanying Notice and relating, among other things, to a meeting of holders of interests in the Growth Stock Portfolio (the "Portfolio"). If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust at 6000 Memorial Drive, Dublin, Ohio 43017, which is also the mailing address of the Trust and the Fund. On November 4, 1996 (the record date for the Meeting), there were outstanding _______________ shares of the Fund held by _____ shareholders. On that date, all Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund and no person owned more than 5% of the Fund's outstanding shares. Shareholders of record at the close of business on November 4, 1996 will be entitled to one vote for each share held. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement on or about November 15, 1996.

The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. The Fund was organized on September 11, 1984 with R. Meeder & Associates, Inc. ("RMA" or the "Adviser") serving as its investment adviser from inception (March 20, 1985) until May 1, 1992, at which time the Fund commenced investing all of its investable assets in the Portfolio and RMA commenced furnishing investment advisory services to the Portfolio.

On September 23, 1996, the Trust Board and the Board of Trustees of the Portfolio (the "Portfolio Board" or the "Portfolio Trustees"), acting on the recommendation of RMA as the Portfolio's investment adviser, voted to change the investment objective of each of the Fund and the Portfolio, respectively, to incorporate the investment discipline Sector Capital Management, L.L.C. ("Sector") characterizes as "Sector Plus", as more fully described below. In addition, and also on the recommendation of RMA, the Portfolio Trustees approved the engagement of Sector as subadviser to the Portfolio and the engagement of certain sub-subadvisers, as more fully described below. Implementation of these changes is subject, among other things, to (i) the giving of notice of the change in the Fund's investment objective to shareholders of the Fund at least 30 days before such change is effected, and
(ii) the approval of the new investment subadvisory and sub-subadvisory agreements by the investors in the Portfolio. This Proxy Statement constitutes notice of the change in the Fund's investment objective, which the Fund Trustees intend to implement on or about January 1, 1997, subject to shareholder approval of Proposals 1(C ), 1(D) and 1(E) below.

PROPOSAL 1: AUTHORIZATION TO VOTE AT MEETING OF PORTFOLIO INVESTORS

Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio is expected to call a meeting of its holders (including the Fund) to vote on such matters. Any such meeting is expected to take place as promptly as practicable after the Meeting of shareholders of the Fund is held. Specifically, it is expected that the Portfolio will ask its holders to vote at such meeting to:

    (A) elect a Board of Trustees of the Portfolio,

    (B) ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants of the Portfolio,

    (C) approve the investment subadvisory agreement (as set forth in Appendix A hereto),

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        approve the investment sub-subadvisory agreements (as set forth in
        Appendix B hereto), and

    (D) allow the Portfolio and Sector to enter into other investment sub-subadvisory agreements on behalf of the Portfolio without having such agreements be approved by holders of the Portfolio or by shareholders of the Fund.

The Trust on behalf of the Fund will cast its votes at the meeting of holders of interests in the Portfolio on each matter in the same proportions as the votes cast by the Fund's shareholders. While there are presently two holders of interests in the Portfolio, the Fund owns more than 99% of the total interests and it is anticipated that the vote of the Fund will be determinative on this Proposal.

PROPOSAL 1(A): AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO

It is the present intention that the enclosed proxy will, unless authority to vote for the election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of authorizing the Trust to vote FOR the election of the five nominees indicated below as Trustees of the Portfolio, each of whom is presently serving in such capacity. Each Portfolio Trustee so elected will continue to hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio's Declaration of Trust. Each nominee has consented to continue to serve as a Portfolio Trustee if so elected. Pursuant to the Portfolio's Declaration of Trust, the Portfolio Trustees have the power to establish and alter the number and the terms of office of the Portfolio Trustees (subject to certain removal procedures, including vote by holders of interests), to appoint successor Portfolio Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Portfolio Trustees, provided that always at least a requisite majority of the Portfolio Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests for the purpose of electing Portfolio Trustees.

Should any nominee withdraw from the election or otherwise be unable to serve, the Trust will vote FOR the election of such substitute nominee as the Fund Trustees may recommend (unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated theron or a decision is made to reduce the number of Portfolio Trustees serving on the board).

The following table sets forth certain information about the nominees:

                                                              BUSINESS EXPERIENCE
NAME                       AGE      TRUSTEE SINCE             DURING PAST FIVE YEARS
----                       ---      -------------             ----------------------


Robert S. Meeder, Sr.*      67      1991                      Chairman of RMA, an investment advisory firm
                                                              whose clients include the Portfolio

Milton S. Bartholomew       67      1991                      Retired Attorney

Russel G. Means             70      1991                      Chairman of Employee Benefit Management
                                                              Corporation, consultants and administrators
                                                              of self-funded health and retirement plans

Walter L. Ogle              58      1991                      Executive Vice President of AON Consulting,
                                                              an employee benefits consulting group

Philip A. Voelker*         42       1992                      Senior Vice President of RMA
*interested person

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
Mr. Bartholomew comprises the Audit Committee of the Portfolio and of each other portfolio advised by RMA and corresponding to one or more mutual funds which is a series of the Trust or of The Flex-Partners Trust, a series trust similar to the Trust. The Audit Committee, among other things, (1) serves as the liaison between the Portfolio's management and the independent accountants as their duties relate to assuring the integrity of the Portfolio's financial reporting and the safeguarding of the Portfolio's assets; (2) seeks to assure the independence of the auditors, the integrity of management and the adequacy of financial disclosure to holders of interests; and (3) reviews the scope of the audit, the financial results of the Portfolio for the year and the auditors' evaluation of the overall adequacy of internal controls, thereby assisting the Portfolio Trustees in fulfilling their fiduciary responsibilities as to accounting policies and reporting practices. Mr. Bartholomew receives $400 for each Audit Committee meeting attended regardless of the number of Audit Committees on which he serves. Two Audit Committee meetings were held in the last fiscal year and Mr. Bartholomew received $800 aggregate compensation for all Audit Committee service.

The Portfolio and its related portfolios together pay each Trustee who is not an "interested person" an annual fee of $3,000, plus $750 for each meeting of the Board of Trustees attended regardless of the number of boards of trustees on which each Portfolio Trustee serves.

As of October 30, 1996, no officer or Trustee of the Portfolio, individually or as a group, directly or indirectly, beneficially owned more than 5% of the outstanding beneficial interests of the Portfolio.

THE FUND TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE TRUST TO ELECT EACH NOMINEE AS A PORTFOLIO TRUSTEE AT THE MEETING OF THE HOLDERS OF INTERESTS IN THE PORTFOLIO.

PROPOSAL 1(B): AUTHORIZATION TO RATIFY SELECTION OF ACCOUNTANTS

A majority of the Portfolio Trustees who are not "interested persons" of the Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"), have selected KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as independent certified public accountants to sign or certify any financial statements which may be filed by the Portfolio with the Securities and Exchange Commission in respect of all or any part of the Portfolio's current fiscal year, such employment being expressly conditioned upon the right of the Portfolio, by vote of a majority of the outstanding "voting securities" in the Portfolio at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection will be submitted for ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. KPMG Peat Marwick LLP currently serves as the independent certified public accountants of the Trust and the Fund. No member of KPMG Peat Marwick LLP has any direct or material indirect interest in the Trust, the Fund or the Portfolio.

The Portfolio's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio, opinions on the financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio's registration statement, and preparation of the Portfolio's federal and state income tax returns.

Representatives of KPMG Peat Marwick LLP are not expected to be present at the Meeting but will have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of KPMG Peat Marwick LLP present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.


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
It is intended that proxies not limited to the contrary will be voted in favor of authorizing the Trust to ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants for the Portfolio.

THE FUND TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO AUTHORIZE THE TRUST TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE PORTFOLIO AT THE MEETING OF THE HOLDERS OF INTERESTS IN THE PORTFOLIO.


PROPOSAL 1(C): AUTHORIZE THE TRUST TO APPROVE AN INVESTMENT SUBADVISORY AGREEMENT AMONG THE PORTFOLIO, RMA AND SECTOR CAPITAL MANAGEMENT, L.L.C.

RMA has served as the Portfolio's investment adviser since May, 1992 pursuant to an investment advisory agreement under the terms of which RMA has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel. For such services provided by RMA, it receives an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets.

Upon the recommendation of RMA, the Trust Board has approved and is now seeking shareholder approval of an investment subadvisory agreement (the "proposed Subadvisory Agreement") pursuant to which Sector would serve as subadviser (the "Subadviser") to the Portfolio to provide investment advisory services consistent with the "Sector Plus" investment discipline developed by Sector. The proposed Subadvisory Agreement is set forth as Appendix A to this Proxy Statement.

The "Sector Plus" investment discipline calls for establishing separate investment portfolio components of the Portfolio's existing portfolio of assets, each such component representing one of the industry sectors (identified by the Subadviser) comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The assets of the Portfolio representing each of these industry sectors would be managed on a discretionary basis by one or more separate investment advisers (the "Sub-subadvisers") selected by the Subadviser, subject to the review and approval of the Portfolio Trustees. The Subadviser continuously reviews the representation of the industry sectors in the S&P 500 and continuously categorizes each relevant domestic publicly traded issuer of common stock into a specific industry sector. Each Sub-subadviser is selected based upon its perceived ability to select those common stocks which will best represent the industry sector which that Sub-subadviser manages. Each Sub-subadviser is limited to companies which are represented in that industry sector. Each Sub-subadviser then selects those common stocks which, in its opinion, best represent the industry sector it has been assigned.

Under its revised investment objective, the Portfolio will seek capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the S&P 500. Current income will not be a primary objective. In selecting securities for the Portfolio, the Sub-subadvisers will evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Sub-subadvisers will also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market capitalization-weighted basis. The total market value of the common stocks in each industry sector of the S&P 500 is compared to the total market value of all common stocks in the


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S&P 500 to determine each industry sector's weight in the S&P 500. Common stocks are selected for the Portfolio from all domestic publicly traded common stocks. Common stocks purchased by the Portfolio may or may not be common stocks which are included in the S&P 500. At least 70% of the asssets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S&P 500. The Portfolio may also purchase temporary investments, such as money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements. The Portfolio may also purchase stock index futures contracts and may purchase and write options. Up to 5% of the total assets of the Portfolio may be invested in American Depository Receipts.

If this Proposal is approved, there would be no change in the investment advisory fee paid by the Portfolio. It would remain at the same level described above. All compensation to Sector as Subadviser would be shared by Sector and RMA out of RMA's fee from the Portfolio in accordance with a formula such that RMA would receive 70% and Sector 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then RMA would receive 30% and Sector 70% of the fee attributable to any additional net assets of the Portfolio, up to an amount of net assets equal to the net assets at inception of the arrangement, then RMA and Sector would share equally the fee attributable to any additional net assets of the Portfolio, up to $50 million of net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fee of 0.75% would be shared such that RMA would receive 0.35% and Sector 0.40%. For net assets of $100 million and more, the applicable 0.60% fee would be shared such that RMA would receive 0.25% and Sector 0.35%. Sector would be solely responsible for paying the fees of the Sub-subadvisers out of its share of the fees paid by the Portfolio.

The proposed Subadvisory Agreement will remain in effect for two years from the date of such agreement and will continue in effect thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Portfolio Board or (ii) by a vote of a majority of the Portfolio's outstanding interests and, in either case, by a vote of a majority of the Portfolio's Trustees who are not parties to the proposed Subadvisory Agreement, or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval. The proposed Subadvisory Agreement may be terminated at any time without penalty by either party on 60 days' written notice. In addition, the agreement will terminate immediately in the event of its assignment.

The proposed Subadvisory Agreement also provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters covered by such agreement, except for loss resulting from wilful misfeasance, bad faith or gross negligence of the Subadviser in the performance of its duties or from reckless disregard of its obligations and duties under the agreement.

The Portfolio Board, including a majority of those Portfolio Trustees who are not parties to the proposed Subadvisory Agreement or "interested persons" of any such party, as defined in the 1940 Act, approved the proposed Subadvisory Agreement on September 23, 1996 and authorized its presentation to the Portfolio's investors. On that date the Fund Board also approved the proposed Subadviser arrangement by a similar vote and authorized the solicitation of proxies from shareholders and the holding of the Meeting seeking Fund shareholder approval as described herein.

In connection with their consideration of the proposed Subadvisory Agreement, the Portfolio Trustees noted in particular that its implementation would result in no increase in fees for provision of investment management and related services to the Portfolio. The Portfolio Trustees also met with, considered and evaluated the staff and professional personnel of Sector, whose President, William L. Gurner, was known to them from his service as a trustee of The Flex-Partners Trust, referred to above under Proposal 1(A). In addition, the Portfolio Trustees considered and evaluated, among other things, comparative performance results, the Sector Plus methodology, the Sub-subadviser selection


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
process, the experience and qualifications of specific Sub-subadvisers, and related relevant information. Before approving the proposed Subadvisory Agreement, the Trustees also conducted a review of various documents, reports and other materials submitted to them by RMA and Sector, information that they were familiar with as Trustees, as well as information obtained from independent sources such as Lipper Analytical Services, Inc.

                                 THE SUBADVISER

Sector Capital Management, L.L.C., is a limited liability company which was organized on November 23, 1994. Sector's address is One Commerce Square, Suite 1900, Memphis, Tennessee 38103. Sector is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. At September 30, 1996, Sector managed total assets of approximately $88 million.

The principal executive officer of Sector is William L. Gurner. As a Georgia limited liability company, Sector has no directors or general partners. Its voting securities are owned by its members who in addition to Mr. Gurner, are John K. Donaldson, Charles C. Gerber and Robert A. Taylor. Mr. Donaldson is President of Donaldson & Co., a brokerage firm. Messrs. Taylor and Gerber are President and Secretary, respectively, of Gerber/Taylor Associates, Inc., an investment management consulting firm which is also a registered investment adviser.

The investment advisory services to be provided by Sector to the Portfolio are not exclusive under the proposed Subadvisory Agreement. Sector will be free to and does render similar investment advisory services to others. The Portfolio will be the first registered management investment company client of Sector if the proposed Subadvisory Agreement is approved.

                                  REQUIRED VOTE

Authorization to approve the proposed Subadvisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which term as used in this Proxy Statement means the vote of the lesser of
(a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting.

THE FUND TRUSTEES RECOMMEND APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT. In the event the shareholders of the Fund fail to approve this Proposal, the Fund Trustees will consider what further action should be taken.

PROPOSAL 1(D): AUTHORIZE THE TRUST TO APPROVE INVESTMENT SUB-SUBADVISORY AGREEMENTS AMONG THE PORTFOLIO, SECTOR AND CERTAIN SUB-SUBADVISERS

Sector's "Sector Plus" investment strategy is described above in Proposal 1(C). A key component is Sector's Sub-subadviser selection process for choosing managers for each industry sector identified by Sector as Subadviser. Such process involves having Sector identify and evaluate the top-performing investment management firms in a particular sector, as well as identifying and evaluating individual portfolio managers responsible for producing favorable performance in that sector. Components of this process include evaluating the investment strategy employed to produce favorable results, evaluating such performance against a universe of sector benchmarks, and meeting with selected investment managers to confirm the selection process.

Currently Sector has identified ten industry sectors for the S&P 500 and has selected eight investment managers to comprise the Sector Plus management team. These managers are proposed for approval as Sub-subadvisers to manage the assets of the Portfolio pursuant to individual sub-subadvisory agreements among the Portfolio, each manager and Sector (the "proposed Sub-subadvisory Agreements"). The form of such agreements is set forth as Appendix B to this Proxy Statement.


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
If the proposed Sub-subadvisory Agreements are approved, there would be no change in the investment advisory or other fees paid by the Portfolio.

The eight investment managers proposed for approval as Sub-subadvisers are described below in this Proposal I(C) under the caption "The Sub-subadvisers."

Under its Sector Plus strategy, the Subadviser continuously monitors the performance of each Sub-subadviser and is authorized to terminate a Sub-subadviser and to select a replacement Sub-adviser. Under the 1940 Act, approval of a new Sub-subadviser would require the approval of not only the Portfolio and Fund Trustees but also the approval of the investors in the Portfolio and the shareholders of the Fund. In order to minimize the expense and time that would be required in connection with preparing a proxy statement, soliciting proxies and holding a meeting of shareholders of the Fund for each such change in Sub-subadviser, the Fund and the Portfolio are making application to the Securities and Exchange Commission for an exemptive order which, if granted, would permit changes to be made in Sub-subadvisers upon Trustee approval alone and without the need to obtain approval from the shareholders of the Fund and the investors in the Portfolio. See Proposal 1(E) below, which seeks shareholder approval of a proposal to allow such changes to be made without shareholder approval, subject to obtaining an appropriate order of exemption. Until and unless such exemptive relief is obtained, any change in Sub-subadvisers will require such shareholder approval.

The compensation to be received by each Sub-subadviser would, as noted above, be payable solely by Sector and would not involve any additional expense to the Portfolio or the Fund. Each Sub-subadviser would be entitled to monthly compensation at an annual rate of 0.25% of the average daily net assets assigned to such Sub-subadviser.

Each proposed Sub-subadvisory Agreement will remain in effect for two years from its effective date and will continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually
(a) by a vote of a majority of the Portfolio Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case, by a majority of the Portfolio Trustees who are not parties to such agreement or interested persons of any such parties (other than as Trustees of the Portfolio) cast in person at a meeting called for purposes of voting on such agreement. Each proposed Sub-subadvisory Agreement may be terminated. without the payment of any penalty, by the Portfolio Board, Sector, the Sub-subadviser or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, upon __ days prior written notice to the other parties to such agreement. In addition, each such agreement will terminate immediately in the event of its assignment.

Each proposed Sub-subadvisory Agreement also provides that a Sub-subadviser will not be liable for and will be indemnified by the Portfolio for. any good faith actions so long as they are not the result of the Sub-subadviser's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or obligations under such agreement.

The Portfolio's Board of Trustees, including a majority of those Portfolio Trustees who are not parties to the proposed Sub-subadvisory Agreements or "interested persons" of any such party, as defined in the 1940 Act, approved such agreements on September 23, 1996 and authorized their presentation to the Portfolio's investors. On that date the Fund Trustees also approved the proposed Sub-subadviser arrangement by a similar vote and authorized the solicitation of proxies from shareholders and the holding of the Meeting seeking Fund shareholder approval as described herein.

In connection with their consideration of the proposed Sub-subadvisory Agreements, the Portfolio Trustees noted in particular that implementation thereof would not result in any increase in fees to be paid by the Portfolio for the provision of investment management and related services. The Portfolio Trustees also considered and evaluated, in connection with their deliberations relating to the proposed Subadvisory Agreement described above under Proposal 1(C), written information provided to them with respect to the background and qualifications of each proposed Sub-subadviser, including comparative performance data and results, various documents, reports and other materials submitted to them by or on behalf of each proposed Sub-subadviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc.

                               THE SUB-SUBADVISERS

     Listed below are the Sub-subadvisers selected by the Subadviser to invest certain of the Portfolio's assets:

     MILLER/HOWARD INVESTMENTS, INC. will serve as Sub-subadviser to the utilities and transportation sectors of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of June 30, 1996, Miller/Howard held discretionary investment authority over approximately $203 million of assets. Lowell Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Treasurer and a director, each own more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller will be the Portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a trustee of The Flex-Partners, mutual funds whose corresponding portfolios are also advised by RMA. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York, 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. will serve as Sub-subadviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of September 30, 1996, Hallmark held discretionary investment authority over approximately $113 million of assets. Peter S. Hagerman owns more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman will be the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986.
Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey, 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. will serve as Sub-subadviser to the consumer durable and non-durable sectors of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of September 30, 1996, Barrow held discretionary investment authority over approximately $ 18.8 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management Corp. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney will be the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, 75204-2429.

     THE MITCHELL GROUP, INC. will serve as Sub-subadviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of September 30, 1996, The Mitchell Group held discretionary investment authority over approximately $ 214 million of assets. Rodney Mitchell, President, Chief Executive Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell will be the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas, 77702.

     ASHLAND MANAGEMENT INCORPORATED will serve as Sub-subadviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of September 30, 1996, Ashland managed accounts having a value of approximately $1.5 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Parry V.S. Jones, President, Chief Operating Officer and a director, each own more than 10% of the outstanding voting securities of Ashland. Terrence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Management Associate, will be the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1987. Ms. Ohl has been employed by Ashland as Portfolio Management Associate since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     WELLINGTON MANAGEMENT COMPANY, LLP ("WMC") will serve as Sub-subadviser to the health sector of the Portfolio. WMC is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1933. As of September 30, 1996, WMC held discretionary investment management authority with respect to $123 billion of assets. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. The general partners with the five largest economic interests in WMC are __________. Edward P. Owens, a Senior Vice President of WMC, will be the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to WMC. Mr. Owens has been associated with Wellington since 1974. WMC's principal executive offices are located at 75 State Street, Boston, Massachusetts, 02109.

     DREMAN VALUE ADVISORS will serve as Sub-subadviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of June 30, 1996, Dreman held discretionary investment authority over approximately $2.463 billion of assets. Dreman is a wholly-owned subsidiary of Zurich Kemper Investments, Inc. ("Zurich Kemper"), which is a wholly-owned subsidiary of ZKI Holding Corporation, which is approximately 97% owned by Zurich Holding Company of America, which is a wholly-owned subsidiary of Zurich Insurance Company. The directors of Dreman are James R. Neal, President and Chief Executive Officer of Dreman, John E. Neal, Group President of Zurich Kemper, Stephen B. Timbers, President of Zurich Kemper, and David N. Dreman, Chairman of the Board of Dreman. Jonathan Kay will be the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, NY 10017.

     RCM CAPITAL MANAGEMENT, L.L.C. will serve as Sub-subadviser to the technology sector of the Portfolio. RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.7 billion of assets under management as of September 30, 1996. RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of RCM is comprised of William L. Price, Chairman of the Board and Chief Investment Officer of RCM, Michael J. Apatoff, Chief Operating Officer of RCM, Hans-Dieter Bauernfeind _________, Gerhard Eberstadt, _________, George N. Fugelsang, ________, John D. Leland,
Jr. ___________, Jeffery S. Rudsten, ___________, William S. Stack, ______ and
Kenneth B. Weeman, Jr. ____________. Walter C. Price and Huachen Chen, each principals of RCM, will be the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero
Center, San Francisco, CA 94111.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could present RCM from continuing to perform investment management services for the Portfolio.

                                  REQUIRED VOTE

Authorization of the proposed Sub-subadvisory Agreements requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act and described in Proposal 1(C) on page 6 of this Proxy Statement.


The Fund Trustees recommend that the shareholders of the Fund vote to authorize the Trust to approve the proposed Sub-subadvisory Agreements. In the event the shareholders of the Fund fail to approve this Proposal, the Fund Trustees will consider what further action should be taken.


PROPOSAL 1(E): AUTHORIZE THE TRUST TO APPROVE A PROPOSAL TO ALLOW THE PORTFOLIO AND SECTOR TO ENTER INTO SUB-SUBADVISORY AGREEMENTS WITH SUB-SUBADVISERS WITHOUT SUCH AGREEMENTS BEING APPROVED BY THE INVESTORS IN THE PORTFOLIO OR THE SRAREHOLDERS OF THE FUND

                                  INTRODUCTION


As noted above in Proposal 1(C), the Fund and the Portfolio are making application (the "Application") to the Securities and Exchange Commission (the "Commission") for an order of exemption from the provisions of Section l5(a)(1) of the 1940 Act to the extent necessary to permit the Portfolio and Sector to enter into Sub-subadvisory Agreements with Sub-subadvisers without such agreements being approved by the shareholders of the Fund or the investors in the Portfolio, except that such order would not provide an exemption for such agreements with an affiliated person (as defined in Section 2(a)(3) of the 1940
Act)(an "Affiliated Manager") of the Fund, the Portfolio or Sector other than by reason of such affiliated person serving as an existing Sub-subadviser to the Portfolio. Applicable exemptive orders granted by the Commission to other investment companies seeking similar exemptions have required as a condition to granting the order that the investment company obtain shareholder approval for such a policy. The Fund expects that the Commission will impose the same condition on the Fund and the Portfolio and accordingly the Fund is seeking the approval of its shareholders for this Proposal, which, if approved, would not become operative prior to receipt of the Commission's exemptive order permitting the replacement of Sub-subadvisers without shareholder approval. There is of course no guarantee that the Commission will grant the exemptive Application.

The proposed Sub-subadvisory Agreements which are described more fully in Proposal 1(D) above are subject to the shareholder voting requirements of
Section 15(a) of the 1940 Act and related proxy disclosure requirements of Item 22 of Schedule 14A. Section 15(a)(1) of the 1940 Act provides that it is unlawful for any person to act as investment adviser (which term includes subadvisers) to a registered investment company except pursuant to a written contract which has been "approved by the vote of a majority of the outstanding voting securities of such registered investment company" (e.g., the Portfolio). In addition, an investment advisory contract must terminate automatically and immediately upon its "assignment", which is deemed to occur upon any change of control of the adviser. Section 15(a)(1) requires that the shareholders of the Fund and the investors in the Portfolio approve a Sub-subadvisory Agreement whenever a new Sub-subadviser is engaged by the Portfolio and Sector. Without the order sought by the Application, the Portfolio and Sector would be (a) prohibited from entering promptly into new or amended relationships with Sub-subadvisers and (b) required to incur the significant expenses of conducting a proxy solicitation and convening a special meeting of shareholders to approve a new Sub-subadviser or to approve a new Sub-subadvisory Agreement required by a change of control of a Sub-subadviser.

The Fund believes that the effective functioning of the multi-management methodology represented by Sector Plus would be greatly facilitated if the Portfolio and Sector were permitted promptly to implement changes in or additions to the Sub-subadvisers or, in the event of a transaction constituting an "assignment" (as defined in Section 2(a)(4) of the 1940 Act) of a Sub-subadvisory Agreement, the Portfolio and Sector could enter into a new agreement with the Sub-subadviser or its successor, in either case without the expense and delay of a proxy solicitation and special shareholders' meeting.

                            REASONS FOR THE PROPOSAL

The Trust and Portfolio Boards (the "Boards") considered a variety of factors in approving the proposed arrangement. Among others, they noted that requiring investors and shareholders to approve every Sub-subadviser change would prevent Sector from performing on a timely and effective basis a key function that Sector will be paid to perform if Proposal 1(C ) above is approved, namely, the selection, monitoring and replacement of Sub-subadvisers. Primary responsibility for management of the Portfolio's investments including, in particular, the selection and supervision of the Sub-subadvisers, is vested in Sector, subject to oversight and approval by the Portfolio Board. The Boards also discussed that it is consistent with the protection of investors and shareholders to vest the selection and supervision of Sub-subadvisers in Sector, given Sector's expertise in selecting Sub-subadvisers. The Boards further noted that investors and shareholders would expect that Sector would change Sub-subadvisers when appropriate. The Boards agreed that without the exemptive order Sector might be precluded from promptly and timely employing a Sub-subadviser to the detriment of the Portfolio and the Fund, as well as incurring additional expenses for the Portfolio and, indirectly, the Fund. The Boards also noted that such expenses would provide little or no benefit to investors or shareholders.

The Boards also were advised regarding the conditions expected to be imposed by the Commission if it grants the requested exemptive order. One likely condition is that within 60 days of the hiring of any new Sub-subadviser and the effective date of a new Sub-subadvisory Agreement, shareholders of the Fund will be furnished with an information statement about the new Sub-subadviser and Sub-subadvisory Agreement. In addition, the Fund would have to disclose in its prospectus the details of any exemptive order granted pursuant to the Application. The Boards believe that the foregoing would provide shareholders with adequate disclosure to permit them to redeem their Fund shares (or, in other words, to "vote with their feet") in the event Sector's actions were not agreeable to them.

In addition the Boards noted that changes in Sub-subadvisers and Sub-subadvisory Agreements would not have any expense impact on the Portfolio or the Fund, since Sub-subadvisory fees are payable solely by Sector and the fee received by Sector is governed by the Subadvisory Agreement among Sector, the Portfolio and RMA. Such agreement is not covered by the Application and any change thereto, including an increase in compensation to Sector, would remain subject to the requirement that approval be obtained from the Portfolio's investors and the Fund's shareholders.

Moreover, the Boards took into consideration that whenever a Sub-subadviser is changed, the Fund's prospectus would be supplemented promptly to alert shareholders and prospective investors in the Fund concerning the change, and the Fund will undertake in accordance with the anticipated conditions to the exemptive order to notify promptly all shareholders of a change in Sub-subadviser within 60 days of the change.

                                  REQUIRED VOTE

Authorization of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act and described in Proposal 1(C).

The Fund Trustees recommend that the shareholders of the Fund vote to authorize the entering into Sub-subadvisory Agreements without requiring shareholder approval. In the event the shareholders of the Fund fail to approve this Proposal, the Fund Trustees will consider what further action should be taken.

                             ADDITIONAL INFORMATION


                              PRINCIPAL UNDERWRITER

The Fund has no principal underwriter. As a no-load fund it offers its shares directly to the public without any sales charge.

                                BENEFICIAL OWNERS

As of October 30, 1996 no person, to the knowledge of Fund management, owned 5% or more of the outstanding shares of the Fund.

                                 OTHER MATTERS

Neither the Trust nor the Fund holds annual shareholder meetings. Shareholders of the Fund wishing to submit proposals for consideration in a proxy statement for the next shareholders' meeting should send their written proposals to the Fund at P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017, c/o Donald F. Meeder, Secretary/Treasurer.

The Fund's Annual Report has previously been delivered to shareholders. A shareholder may obtain a copy of the Fund's most recent annual and semi-annual reports upon written or oral request, without charge, by contacting the Fund at the address shown in the preceding paragraph, or by calling 800-325-3539.

The expense of the preparation, printing and mailing of the enclosed form of proxy and this Notice and Proxy Statement will be borne by the Fund.

To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers or employees of the Trust, RMA or the Trust's transfer agent. It is anticipated that the cost of such supplementary solicitations, if any, would be nominal.

No business other than the matters described above is expected to come before the Meeting, but should any matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals which are the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for such solicitation.

       SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
        PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                     POSTAGE IF MAILED IN THE UNITED STATES

                    IT IS IMPORTANT THAT PROXIES BE RETURNED

 DATED:   NOVEMBER ___ 1996

                                                                   Appendix A

                        INVESTMENT SUBADVISORY AGREEMENT

                                     Among

                             GROWTH STOCK PORTFOLIO
                                      and
                          R. MEEDER & ASSOCIATES, INC.
                                      and
                       SECTOR CAPITAL MANAGEMENT, L.L.C.

         This Agreement is made the ___ day of December, 1996, by and among Growth Stock Portfolio, a trust organized and existing under the laws of the state of New York and operating as an open-end investment company (the "Portfolio"), R. Meeder & Associates, Inc., an Ohio corporation (the "Adviser"), and Sector Capital Management, L.L.C., a Georgia limited liability company (the "Subadviser").

                             W I T N E S S E T H :

         WHEREAS, the Portfolio is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser and the Subadviser are each engaged principally in the business of rendering investment supervisory services and each is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Portfolio has retained the Adviser as its investment adviser pursuant to an Investment Advisory Agreement dated April _____, 1992 (the "Advisory Agreement") which expressly provides that the Adviser may contract for such supplementary advisory services as it deems necessary or desirable, provided that any such contract is approved by the Portfolio and the holders of interests therein in accordance with the 1940 Act; and

         WHEREAS, the Portfolio and the Adviser desire to retain the Subadviser to render investment and supervisory services to the Portfolio in the manner and on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                       I


                           INVESTMENT RESPONSIBILITY

         (1) The Portfolio and the Adviser hereby retain the Subadviser to supervise and assist in the management of the assets of the Portfolio and to furnish the Portfolio with a continuous program for the investment of the Portfolio's assets.

In such capacity, the Subadviser is authorized to enter into sub-subadvisory agreements for investment advisory serives in connection with the management of the Portfolio. Any such agreement may be entered into by the Subadviser on such terms and in such manner as may be permitted by th 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder. The Subadviser will continue to have responsibility for all investment advisory services furnished pursuant to any such sub-subadvisory agreements. The Sub adviser will review the performance of all sub-subadvisers and make recommendations to the Trustees of the Prtfolio with respect to their retention and renewal of their contracts.

         (2) Subject to the supervision of the Trustees of the Portfolio, and subject to the foregoing Section (1) hereof, the Subadviser shall be responsible for the management of the investment operations of the Portfolio and the composition thereof, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in its then current registration statement (the "Registration Statement") under the 1940 Act and subject to the following understandings:

              (a) The Subadviser , in the performance of its duties and obligations under this Agreement shall act in conformity with the Declaration of Trust, By-Laws and Registration Statement of the Portfolio and with the instructions and directions of the Trustees of the Portfolio and will conform to and comply with the requirements of the 1940 Act and with all other applicable federal and state laws and regulations.

              (b) The Subadviser, in the performance of its duties and obligations under this Agreement, shall also act in conformity with the "Sector Plus" investment discipline developed by the Subadviser, as described in the Proxy Statement dated November ___, 1996, of the Flex-funds The Growth Fund relating to the approval by the shareholders of this Agreement.

         (3) The Subadviser shall furnish to the Portfolio the services of one or more persons who shall be authorized by the Portfolio to place orders for the purchase and sale of securities for the account of the Portfolio. Acting through a person so authorized by the Portfolio, the Adviser shall place orders for the Portfolio.

         (4) Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Subadviser shall endeavor to secure for the Portfolio the best possible price and execution of every purchase and sale for the account of the Portfolio. In seeking such best price and execution the Subadviser shall use its own judgment as to the implementation of its own investment recommendations, including the Subadviser's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

         (5) The Subadviser shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Portfolio, in order to:

                  a. Secure best price and execution on purchases and sales for the Portfolio; and

                  b. Secure supplemental research and statistical data for use in making its recommendations to the Portfolio.

         (6) The Subadviser shall use its discretion as to when, and in which market, the Portfolio's transactions shall be executed, in order to secure for the Portfolio the benefits of best price and execution, and supplemental research and statistical data. The use of such discretion shall be subject to review by the Trustees of the Portfolio at any time and from time to time. The Portfolio, acting by its Trustees, may withdraw said discretion at any time, and may direct the execution of portfolio transactions for the Portfolio in any lawful manner different from that provided for herein. Until a decision is made to withdraw or limit the discretion herein granted, the Subadviser shall not be liable for any loss suffered by the Portfolio through the exercise by the Subadviser of that discretion unless the Subadviser shall be guilty of gross negligence or willful misconduct.

                                   II

                              COMPENSATION

         The Portfolio shall not pay the Subadviser any fee pursuant to this Agreement. Instead, the Subadviser shall be compensated by a sharing of the fee (the "Fee") payable by the Portfolio to the Adviser under the Advisory Agreement. Such sharing shall be in accordance with the following formula: The Adviser shall receive 70% and the Subadviser shall receive 30% of the Fee payable with respect to the net assets of the Portfolio as such net assets exist on the effective date of this Agreement (the "Effective Date"). The Adviser shall receive 30% and the Subadviser shall receive 70% of the Fee attributable to any additional net assets of the Portfolio, up to an amount of net assets equal to the net assets of the Portfolio on the Effective Date and the Adviser and the Subadviser shall share equally the Fee attributable to any additional net assets of the Portfolio, up to $50 million of such net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable Fee (75 basis points) shall be shared such that the Adviser receives 35 basis points and the Subadviser receives 40 basis points. With respect to net assets of $100 million and more, the applicable Fee (60 basis points) shall be shared such that the Adviser receives 25 basis points and the Subadviser receives 35 basis points. The parties to this Agreement agree that arrangements may be made for disbursement of fees to each of the Adviser and Subadviser directly from the Portfolio without affecting the fact that the contractual obligation to pay fees to the Subadviser is that of the Adviser and not the Portfolio.

                                     III

                           DURATION AND TERMINATION

                  (1) The Effective Date of this Agreement shall be the date first above written and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of the Portfolio or by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party; and (b) the Subadviser shall not have notified the Portfolio and the Adviser, in writing, at least 60 days prior to the expiration of any term, that it does not desire such continuation. The Subadviser shall furnish to the Portfolio, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

                  (2) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Portfolio, and this Agreement shall automatically and immediately terminate in the event of its assignment.

                  (3) This Agreement may be terminated by any party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other parties, provided, that in the case of termination by the Portfolio such action shall have been authorized by resolution of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

                                      IV

                                MISCELLANEOUS

                  (1) The Subadviser shall not deal with the Portfolio as broker or dealer but the Subadviser may enter orders for the purchase or sale of portfolio securities through a company or companies that are under common control with the Subadviser, provided such company acts as broker, and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, 1 per centum of the purchase or sale price of such securities if the sale is otherwise effected. In connection with the purchase or sale of portfolio securities for the account of the Portfolio, neither the Subadviser nor any officer or member of the Subadviser shall act as a principal.

                  (2) Except as expressly prohibited in the Agreement, nothing herein shall in any way limit or restrict the Subadviser, or any members, officers, shareholders or employees of the Subadviser, from buying, selling or trading in any security for its or their own account. Neither the Subadviser nor any officer or member thereof shall take a short position in any shares of the Portfolio or otherwise purchase its shares for any purpose other than that of investment. However, the Subadviser may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the 1940 Act.

                  (3) The Subadviser may act as investment adviser to, and provide management services for, other investment companies, and may engage in businesses that are unrelated to investment companies, without limitation, provided the performance of such services and the transaction of such businesses do not impair the Subadviser's performance of this Agreement.

                  The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Subadviser in the performance of its duties or from reckless disregard by the Subadviser of its obligations and duties under this Agreement.

                  (5) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of said Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "annually", "interested person", "assignment", and "affiliated person", as used herein, shall have the meanings assigned to them by the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulations or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                  (6) The Portfolio will provide the Subadviser with all information concerning the investment policies and restrictions of the Portfolio as the Subadviser may from time to time request or which the Portfolio deems necessary. In the event of any change in the investment policies or restrictions of the Portfolio, the Portfolio will promptly provide the Subadviser with all information concerning such change including, but not limited to, copies of all documents filed by the Portfolio with the securities and Exchange Commission.

                  (7) The Trustees, officers, employees and agents of the Portfolio shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

                  (8) Except to the extent the provisions of this Agreement are governed by Federal law, they shall be governed by the law of the State of Ohio.

                  (9) This Agreement represents the entire agreement among the parties hereto.

                  (10) This Agreement may be executed in three or more counterparts, each of which shall be considered an original.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          GROWTH STOCK PORTFOLIO

Attest:                                   By:
       -------------------------------       --------------------------------
       Donald F. Meeder, Secretary           Robert S. Meeder, Sr., President


                                          R. MEEDER & ASSOCIATES, INC.

Attest:                                   By:
       -------------------------------       --------------------------------
       Donald F. Meeder, Secretary           Robert S. Meeder, Sr., President


                                          SECTOR CAPITAL MANAGEMENT, L.L.C.

Attest:                                   By:
       -------------------------------       --------------------------------
                                             William L. Gurner, President

                                                                   Appendix B



                        MONEY MANAGER AGREEMENT

                                     Effective Date:  ______________

                                     Termination Date: Two years after Effective

Attn:______________________________

     Re: The Growth Stock Portfolio

Ladies and Gentlemen:

         The Growth Stock Portfolio (all of the assets of the Growth Stock Portfolio including those assets not managed by the Money Manager, hereinafter referred to as the "Portfolio") is an open-end management investment company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder.

          Sector Capital Management, L.L.C. (the "Manager") acts as the investment subadvisor of the Portfolio pursuant to the terms of an Investment Advisory Agreement, and is an "investment adviser", as that term is defined in
Section 2(a)(20) of the 1940 Act, to the Portfolio. The Manager is responsible for the day-to-day management of the Portfolio and for the coordination of investments of the Portfolio's assets; however, specific portfolio purchases and sales for the Portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Trustees of the Portfolio (the "Board").

         1. APPOINTMENT AS A MONEY MANAGER. The Manager and the Portfolio hereby appoint and employ, ___________________________ (the "Money Manager") as a discretionary investment sub-subadviser to the Portfolio for that portion of the assets of the Portfolio which the Manager determines from time to time to assign to the Money Manager (those assets being referred to as the "Account").

         2.       ACCEPTANCE OF APPOINTMENT:   STANDARD OF PERFORMANCE.  The
Money Manager accepts the appointment as a discretionary investment sub-subadviser to the Portfolio and agrees to use its best professional judgment to make and implement investment decisions for the Portfolio with respect to the investments of the Account in accordance with the provisions of this Agreement.

         3. PORTFOLIO MANAGEMENT SERVICES OF THE MONEY MANAGER. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to determine whether to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Exhibit A attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager; the investment objectives, policies and restrictions of the Portfolio furnished pursuant to paragraph 4; and instructions from the Manager. The Money Manager shall maintain on behalf of the Portfolio the records listed in Exhibit B attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). At the Portfolio's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of the Portfolio or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account.

         4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Portfolio shall provide the Money Manager with a statement of the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto as established by the Portfolio, including those set forth in its Prospectus, as amended from time to time. The Portfolio retains the right, on reasonable prior written notice to the Money Manager, from the Portfolio or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from the Portfolio, the Manager, or both, and absent manifest error, such instructions shall be presumed reasonable.

         5. TRANSACTION PROCEDURES. All transactions will be settled by Star Bank, N.A. (the "Custodian"), or such depository or agents as may be designated by the Custodian, as custodian for the Portfolio, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise Mutual Funds Service Co. ("MFSC"), the accounting agent for the Portfolio, and confirm by facsimile all investment orders for the Portfolio placed by it with broker/dealers at the time and in the manner set forth in Exhibit A hereto. The Portfolio shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to MFSC, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

         6.       ALLOCATION OF BROKERAGE.   The Money Manager shall have the
authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on which the transactions will be executed.

                  A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best net price and execution for the Portfolio. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to the Portfolio, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the broker/dealer selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including the Portfolio, as to which the Money Manager exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge the Portfolio a lower commission on the particular transaction.

                  B. The Portfolio shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to __% of the Money Manager's executed brokerage commissions, shall be executed by broker/dealers as to which an ongoing relationship will be of value to the Portfolio, or any of its feeder funds, including without limitation, value in the form of directed brokerage, which services and relationship may, but need not, be of direct benefit to the Portfolio so long as (i) the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain the best price on a particular transaction and (ii) the Portfolio determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Portfolio, or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such service or that another broker/dealer may be willing to charge the Portfolio a lower commission on the particular transaction. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable.

                  C. The Portfolio agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of the Portfolio's other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940 Act) of the Portfolio or of any money manager for the Portfolio without the prior written approval of the Portfolio.

7. PROXIES. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Portfolio's shareholders.

8. REPORTS TO THE MONEY MANAGER. The Portfolio and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of the Portfolio, including periodic reports concerning the Portfolio, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

9. FEES FOR SERVICES.   The compensation of the Money Manager for its
services under this Agreement shall be calculated and paid by the Portfolio monthly at an annual rate of .25% of the Account's average daily net assets.

10. OTHER INVESTMENT ACTIVITIES OF THE MONEY MANAGER. The Portfolio acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, The Portfolio agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Portfolio acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Portfolio shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

11. LIMITATION OF LIABILITY. The Money Manager shall not be liable for, and shall be indemnified by the Portfolio for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or if its obligations hereunder. The rights and obligations that are provided for in this Paragraph 11 shall survive the cancellation, expiration or termination of this Agreement.

12. CONFIDENTIALITY. Subject to the right of each Money Manager and the Portfolio to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of each Money Manager, the Manager and the Portfolio in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

13. USE OF THE MONEY MANAGER'S NAME. The Portfolio and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the feeder funds of the Portfolio or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Portfolio and the Manager will continue to furnish to the Money Manager copies of any of the above mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within three business days (or such other time as may be mutually agreed) after receipt thereof.

14. ASSIGNMENT. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and the Portfolio to consider whether an assignment as that term is defined in section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager or other investment adviser.

15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO. The Portfolio represents, warrants and agrees that:

                  A. The Money Manager has been duly appointed by the Board to provide investment advisory services to the Account as contemplated hereby.

                  B. The Portfolio will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of the Portfolio, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

                  C. The organization of the Portfolio and the conduct of the business of the Portfolio as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon the Portfolio by applicable law.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MANAGER. The Manager represents, warrants and agrees that:

                  A. The Manager acts as an "investment adviser", as that term is defined in Section 2(a)(20) of the 1940 Act, to the Portfolio pursuant to an Investment Subadvisory Agreement with the Portfolio.

                  B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

                  C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MONEY MANAGER. The Money Manager represents, warrants and agrees that:

                  A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
         Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

                  B. The Money Manager will maintain, keep current and preserve on behalf of the Portfolio the records identified in Exhibit B in the manner required by such Exhibit. The Money Manager agrees that such records (other than those required by No. 4 of Exhibit B) are the property of the Portfolio and will be surrendered to the Portfolio promptly upon request.

                  C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Portfolio a copy of the code of ethics and evidence of its adoption, and will make such reports to the Portfolio as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988 and any other applicable federal and state securities laws.

                  D. The Money Manager will notify the Portfolio of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

                  E. R. Meeder & Associates, Inc., the investment adviser to the Portfolio, will invest any cash in the Account.

18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Portfolio, which amendment, other than amendments to Exhibits A and B, must be approved by the Board in the manner required by the 1940 Act.

19. EFFECTIVE DATE. This Agreement shall become effective for the Portfolio on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to this Agreement (other than as Trustees of the Portfolio) cast in person at a meeting called for purposes of voting on the Agreement.

20. TERMINATION. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, upon ___ days prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

21. APPLICABLE LAW. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio, without reference to its choice of law principles.

                                     TITLE

                                     BY:
                                        ----------------------------------
                                          NAME

                                     DATE:
                                          --------------------------------


                                     TITLE

                                     BY:
                                        ----------------------------------
                                          NAME

                                     DATE:
                                          --------------------------------

Accepted and agreed to:


BY:
   ----------------------------------
   Authorized Signatory


DATE:
     --------------------------------


EXHIBITS:         A. Operational Procedures.
                  B. Recordkeeping Requirements.

                                   EXHIBIT A

                             OPERATIONAL PROCEDURES

         The Money Manager (the "MM") shall abide by certain rules and procedures in order to minimize operational problems. The MM will be required to have various records and files (as required by regulatory agencies) at its offices. The MM will have to maintain a certain flow of information to Mutual Funds Service Co. ("MFSC") and Star Bank, N.A. ("Star"), the accounting agent and the custodian bank, respectively, for the Portfolio.

         The MM will be required to furnish MFSC with daily information as to executed trades. MFSC should receive this data no later than 4:00 PM Eastern Standard Time on the day of the trade. MM shall verify that such information has been received by MFSC. MFSC shall reasonably cooperate to confirm that it has received such information. The necessary information should be transmitted via facsimile machine to MFSC in the form of a daily trade authorization form signed by an authorized individual. A list of authorized persons with specimen signatures must be sent to MFSC. The authorization will contain information on which MFSC and Star can rely to either accept delivery or deliver out of the account securities as per each trade by the MM. A preprinted form will be supplied to the MM by the Portfolio. Upon receipt of brokers' confirmations, the MM or MFSC will be required to notify the other party if any differences exist. MFSC will affirm trades through DTC. The reporting of trades by the MM to MFSC must include the following:

     o Whether Purchase or Sale
     o Security name
     o QSIP Number
     o Ticker Symbol
     o Number of shares or principal amount
     o Price per share or bond
     o Accrued interest
     o Commission dollars per trade, or if a net trade
     o Executing broker
     o Trade date
     o Settlement date
     o If security is not eligible for DTC (Purchase only), Proper Settlement Instructions

  MFSC will provide the necessary information to Star.

                  When opening accounts with brokers for the Portfolio, the account should be a delivery versus payment account. No margin accounts are to be maintained. The broker should be advised to use Star's ID system number (NO. _____________________), with interested party ID confirmations to NO. 71394, to facilitate the receipt of information by Star and MFSC. If this procedure is followed, DK problems will be held down to a minimum and additional costs of security trades will not become an important factor in doing business.

                                   EXHIBIT B

                   RECORDS TO BE MAINTAINED BY MONEY MANAGER

1. A record of each brokerage order, and all other portfolio purchases and sales orders by the Money Manager or on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

                  A.  The name of the broker,

                  B. The terms and conditions of the order, and of any modification or cancellation thereof,

                  C.  The time of entry or cancellation,

                  D.  The price at which executed,

                  E.  The time of receipt of report of execution, and

                  F. The name of the person who placed the order on behalf of the Portfolio (Rule 31a-1(b)(5) and (6) of the 1940 Act).

2. A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was made, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

                  A.       Shall include the consideration given to:

                           (i) the sale of shares of a feeder fund of the Portfolio

                           (ii) the supplying of services or benefits by brokers or dealers to:

                                 (a)     The Portfolio,
                                 (b)     The Manager,
                                 (c)     Yourself (the Money Manager), and
                                 (d)     Any person other than the foregoing

                           (iii) Any other considerations other than the
                  technical qualifications of the brokers and dealers as such.

                  B. Shall show the nature of the services or benefits made available.

                              Page 1 of Exhibit B

                  C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

                  D. The identities of the persons responsible for making the determination of such allocation and such division of brokerage commissions or other compensation (Rule 31a-1(b)(9) of the 1940 Act) . *

3. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities (Rule 31a-1(b)(10) of the 1940 Act) and such other information as is appropriate to support the authorization. **

4. Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Money Manager's transactions made with respect to the Portfolio.
(Rule 31a-1(f) of the 1940 Act).

5. All accounts, books, records, or other documents that are required to be maintained pursuant to the 1940 Act, the Advisers Act, or any rule or regulation thereunder, need only be retained by the Money Manager as required under such laws, rule or regulations. Any other account, book , record or other document that is required to be maintained by the Money Manager pursuant to this Exhibit B need only be maintained for six years after the date of its creation.

* Maintained as property of the Portfolio pursuant to Rule 31a-3(a) of the 1940 Act.

** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or portfolio manager reviews.

                              Page 2 of Exhibit B

 PROXY                          THE FLEX-FUNDS                            PROXY



PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FLEX-FUNDS (THE "TRUST") FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE GROWTH FUND (THE "FUND") OF THE TRUST.

         The undersigned hereby appoints Robert S. Meeder, Sr., Donald F. Meeder, and Wesley F. Hoag, and each of them, proxies with full powers of substitution, to vote as follows for the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 6000 Memorial Drive, Dublin, Ohio 43017, on December 20, 1996 at 10:30 a.m., Notice of which meeting and the accompanying Proxy Statement have been received by the undersigned, or at any adjournments or postponements thereof, upon the Proposal described in said Notice and Proxy Statement:

(1) TO AUTHORIZE THE TRUST TO VOTE AT A MEETING OF HOLDERS OF INTERESTS IN THE PORTFOLIO TO:


    (A) ELECT FIVE TRUSTEES OF THE PORTFOLIO
        FOR all nominees below                                                  WITHHOLD AUTHORITY
         (except as marked to the contrary below) [  ]                         to vote for all nominees listed below [  ]
         Robert S. Meeder, Sr., Milton S. Bartholomew, Russel G. Means, Walter L. Ogle, Philip A. Voelker
         (INSTRUCTION:  To withhold authority for any individual nominee write that nominee's name on the space provided below.)

------------------------------------------------------------------------------------------

    (B) RATIFY THE SELECTION OF KPMG PEAT MARWICK, LLP AS ACCOUNTANTS OF THE PORTFOLIO.
                            FOR [  ]          AGAINST [  ]                ABSTAIN [  ]

    (C) APPROVE THE INVESTMENT SUBADVISORY AGREEMENT AMONG THE PORTFOLIO, RMA AND SECTOR.
                            FOR [  ]          AGAINST [  ]                ABSTAIN [  ]

    (D) APPROVE THE INVESTMENT SUB-SUBADVISORY AGREEMENT AMONG THE PORTFOLIO, SECTOR AND EACH
        SUB-SUBADVISER
                            FOR [  ]          AGAINST [  ]                ABSTAIN [  ]

    (E) PERMIT THE PORTFOLIO AND SECTOR TO ENTER INTO OTHER INVESTMENT SUB-SUBADVISORY AGREEMENTS
        WITHOUT SHAREHOLDERS APPROVAL
                            FOR [  ]          AGAINST [  ]                ABSTAIN [  ]

(2)  THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                            FOR [  ]          AGAINST [  ]                ABSTAIN [  ]


                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                     IN THE POSTAGE-FREE ENVELOPE PROVIDED

This Proxy is solicited by Management and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast for proposals 1a, 1b, 1c, 1d and 1e. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.

                                        Dated, ____________________, 1996
                                              (Please date this Proxy)

                                        ---------------------------------


                                        ---------------------------------
                                        Please sign exactly as your name or
                                        names appear at left. Corporate
                                        proxies should be signed by an
                                        authorized officer.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 THE FLEX-FUNDS
                               6000 MEMORIAL DRIVE
                               DUBLIN, OHIO 43017
                                 (614) 766-7000

                                                               October 31, 1996
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re: The Flex-funds (the "Trust"). File Nos. 2-85378 and 811-3462
              Filing of Preliminary Proxy Materials

Ladies and Gentlemen:

Pursuant to Securities Exchange Act of 1934 Rule 14a-6(a), we are filing herewith preliminary copies of a notice of meeting, proxy statement and form of proxy relating to a special meeting (the "Meeting") of shareholders of The Growth Fund (the "Fund"), a series of the Trust. The Meeting is to be held on December 20, 1996. Definitive copies of the proxy materials are intended to be mailed to shareholders on or about November 15, 1996.

A post-effective amendment to the Trust's registration statement on Form N-1A was filed with the Commission on October 23, 1996 relating to the proposals described in the proxy statement that a new investment advisory structure be implemented. Upon effectiveness of such post-effective amendment and assuming the favorable vote of the shareholders of the Fund, the new investment advisory structure is to be implemented on or about January 1, 1997.

Questions or comments with respect to the foregoing should be addressed to the undersigned.

                                              Very truly yours,

                                              /s/ WESLEY F. HOAG

                                              Wesley F. Hoag
                                              Vice President